U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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DYNASIL CORPORATION OF AMERICA

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DYNASIL CORPORATION OF AMERICA

44 Hunt Street

Watertown, MA 02472

(617) 668-6855

_______________________________________

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 10:00 AM,

ON MARCH 5, 2013

To the Stockholders of Dynasil Corporation of America:

The annual meeting of stockholders of Dynasil Corporation of America (the “Company”), a Delaware corporation, will be held at the offices of the Company, 44 Hunt Street, Watertown, Massachusetts 02472 on March 5, 2013 beginning at 10:00 A.M. local time. At the meeting, stockholders will act upon the following matters:

(1) Election of six (6) Directors, each for a term of one year;

(2) Ratification of appointment of McGladrey LLP as the Company's registered public accounting firm for fiscal year 2013;

(3) Advisory vote regarding executive compensation; and

(4) Any other matters that properly come before the meeting.

Stockholders of record at the close of business on January 7, 2013 are entitled to vote at the meeting or any postponement or adjournment.

The accompanying form of proxy is solicited by the Board of Directors of the Company.

Stockholders (whether they own one or many shares and whether they expect to attend the annual meeting or not) are requested to vote, sign, date and promptly return the accompanying proxy in the enclosed self-addressed stamped envelope. A proxy may be revoked at any time prior to its exercise (a) by notifying the Secretary of the Company in writing, (b) by delivering a duly executed proxy bearing a later date, (c) or by attending the annual meeting and voting in person.

By order of the Board of Directors:

Patricia M. Kehe, Corporate Secretary

January 18, 2013

Watertown, Massachusetts

DYNASIL CORPORATION OF AMERICA

44 Hunt Street

Watertown, MA 02472

(617) 668-6855

______________________________

PROXY STATEMENT

______________________________

INFORMATION CONCERNING THE PROXY SOLICITATION

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on March 5, 2013:

This Proxy Statement and the Annual Report are available to the Company’s stockholders electronically via the Internet at

http://phx.corporate-ir.net/phoenix.zhtml?c=114137&p=irol-irhome

This Proxy Statement contains information related to the annual meeting of stockholders of Dynasil Corporation of America (“Dynasil” or the “Company”) to be held on Wednesday, March 5, 2013, at 10:00 A.M., local time, at the offices of the Company, 44 Hunt Street, Watertown, MA, and at any adjournment or adjournments thereof. The mailing date for this proxy statement, along with the proxy form and 10-K annual report, is on or about January 23, 2013.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, a proposal to approve the compensation of the Company’s executive officers and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal year 2012 and respond to questions from stockholders.

Who is entitled to vote?

Stockholders of record at the close of business on the record date, January 7, 2013, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. If your shares are held in “street name” in a brokerage account or by a bank or other holder of record, you are considered the beneficial owner of those shares. As a beneficial owner, you may direct your broker or other holder of record on how to vote your owned shares by following their instructions.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

Please note that if you hold your shares in "street name" (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement or similar document or record reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the transaction of business at the meeting. As of the record date, 14,815,154 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions, votes withheld and broker non-votes will be counted for purposes of determining if a quorum is present at the meeting.

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How do I vote?

You may vote your shares held of record either by attending the meeting and voting in person or by proxy. For vote counting purposes, we encourage you to mail your proxy in advance of the meeting, even if you plan to attend in person. To vote in person, you must attend the meeting and cast your vote. You do not need to register in advance to attend the meeting. If you choose to vote by proxy, you must complete and properly sign the accompanying proxy card and return it to the Company in the enclosed postage prepaid envelope. If you vote by mail and your proxy card is received in time for voting and not revoked, it will be voted in accordance with your instructions. If no instructions are indicated, the shares represented by the proxy card will be voted by the proxy holders:

•                     FOR the election of the director nominees named herein;

•                     FOR approval of the compensation of the Company’s executive officers;

•                     FOR the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm;

•                     in accordance with the judgment of the proxy holders named on the proxy card as to any other matter that is properly brought before the meeting, or any adjournments or postponements thereof.

"Street name" stockholders who wish to vote at the meeting will need to make arrangements with their broker, bank or other nominee in advance of the meeting to vote their shares in person.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What vote is required to approve each item?

Election of directors. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Accordingly, a “WITHHOLD AUTHORITY” will have the effect of a negative vote.

Advisory vote approving the compensation of the Company’s executive officers. The proposal will be considered approved at the annual meeting if more votes are cast in favor than against. Abstentions and broker non-votes will not count as votes cast for or against this proposal.

Other items. For the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm, the affirmative vote of the holders of a majority of the votes cast (represented in person or by proxy) and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of these matters.

If you hold your shares in "street name" through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to the election of directors. Thus, if you do not give your broker or nominee specific instructions, your shares will not be voted on either of the proposals and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

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STOCK OWNERSHIP

Who are the largest owners of the Company's common stock?

As of January 7, 2013, Dr. Gerald Entine, the former owner of the Company’s RMD subsidiary, owned 23.18% of the outstanding shares of the Company’s common stock and Mr. Craig Dunham, a director and former CEO and President of the Company, owned 13.23% of the outstanding shares of the Company’s common stock. See the table and notes below.

How many shares of stock do the Company's directors and executive officers own?

The following table and notes set forth the beneficial ownership of the common stock of the Company as of January 7, 2013, by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director, nominee for director and named executive officer, and by all directors and executive officers as a group. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and dispositive power with respect to their shares of our common stock, except to the extent authority is shared by spouses under applicable law. Except as otherwise indicated, the address of each beneficial holder is c/o Dynasil Corporation of America, 44 Hunt Street, Watertown, Massachusetts 02472.

Title	Name and Address	No. of Shares and nature of	Percent of
of Class	Of Beneficial Owner	Beneficial Ownership(1)	Class
Common	Gerald Entine (2)	3,434,325	23.18%
Common	Craig Dunham (3)	1,960,715	13.23%
Common	Peter Sulick (4)	1,281,660	8.45%
Common	David Kronfeld (5)	112,597	0.76%
Common	Michael Joyner, M.D.	55,694	0.38%
Common	Lawrence Fox (6)	34,376	0.23%
Common	Richard Johnson (7)	24,377	0.16%
Common	William Hagan	20,444	0.14%
Common	John Millerick	17,049	0.12%
	All Officers and Directors as a Group (1)	6,941,237	46.15%

(1) The numbers and percentages shown include shares of common stock that the identified person has a right to acquire within 60 days of January 7, 2013. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of share of common stock owned by any other stockholders. The number of shares outstanding on January 7, 2013 was 14,815,154.

(2) Includes shares held in the name of his family trust.

(3) Includes 1,000,000 shares of common stock held in the Dunham Family Limited Liability Company of which Mr. Dunham is the sole managing member and over which he has sole dispositive and voting power.

(4) Includes options to purchase 80,000 shares of the Company's common stock at $3.08 per share and options to purchase 275,000 shares of the Company’s common stock at $4.00 per share. Includes 75,000 shares of restricted stock, which vest quarterly in 12,500 share increments through June 30, 2014, as long as Mr. Sulick remains Chairman of the Board.

(5) Includes options to purchase 63,951 shares of the Company’s common stock at $3.58 per share.

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(6) Includes options to purchase 21,980 shares of the Company’s common stock at $3.03 per share.

(7) Richard A. Johnson will be stepping down as Chief Financial Officer effective February 4, 2013.

EXECUTIVE OFFICERS

Set forth below is a list of our current executive officers.

Name	Age	Position
Peter Sulick	62	Chairman of the Board, Interim CEO and President
Richard Johnson	59	Chief Financial Officer
Thomas Leonard	58	Chief Financial Officer, effective February 4, 2013

None of the directors and executive officers listed in this Proxy Statement are related by blood, marriage, or adoption.

Below is a description of the business experience of Messrs. Leonard and Johnson. Mr. Sulick’s business experience is described in the section entitled “Election of Directors.”

Thomas A. Leonard, 58, joined the Company on January 14, 2013 and will become Chief Financial Officer on February 4, 2013. Most recently, Mr. Leonard served as Chief Financial Officer for Pennichuck Corp, a publicly traded water utility company, from 2008 until 2012. He served as Vice President of CRA International from 2006 to 2008 and as Managing Director for Huron Consulting Group from 2002 to 2006. From 1987 to 2002, Mr. Leonard held positions of increasing responsibility at Arthur Andersen LLP, ending his time there as Partner in Charge of Audit Division. Mr. Leonard is a Certified Public Accountant and has a B.A. in Accounting.

Richard A. Johnson, 59, joined the Company on November 30, 2009 and became Chief Financial Officer on January 1, 2010. Mr. Johnson will be stepping down as Chief Financial Officer as of February 4, 2013. Mr. Johnson served as Chief Financial Officer for Tejas Research and Engineering, an engineering and manufacturing firm in the oil and gas industry, from January through September of 2009. He served as COO at Mondrian-Hall, Inc., Canada's leading supplier of imaging equipment, supplies and service to the technical, display graphics and photo marketplace, from 2006 to 2007. From 1989 until 2006, he held numerous financial positions of increasing responsibility, including Treasurer, VP Finance, and CFO at Charrette Corporation, a firm that serviced the printing and design industries. He also has significant experience with a wide range of financing activities and structures. Mr. Johnson has a B.S. and an M.B.A. in Finance.

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PROPOSAL 1

ELECTION OF DIRECTORS

As of the date of the annual meeting of stockholders, the number of members of the Board of Directors is currently fixed at six members. The six (6) incumbent directors set forth below are standing for re-election to hold office subject to the provisions of the Company’s by-laws until the next Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. All of the directors nominated for election at the annual meeting were recommended for nomination to the Board of Directors by the Nominating and Corporate Governance Committee. The vote of a plurality of the votes cast by stockholders present in person or by proxy, is required to elect members of the Board of Directors. The following table sets forth the name, age, position with the Company and respective director service dates of each person who has been nominated to be a director of the Company:

		Position(s)
Nominee for Director	Age	With the Company	Director Since

Mr. Craig Dunham	56	Director	2004

Mr. Lawrence Fox	69	Director	2011

Dr. William Hagan	61	Director	2012

Dr. Michael Joyner	54	Director	2010

Mr. David Kronfeld	65	Director	2010

Mr. Peter Sulick	62	Chairman, Interim CEO & President	2008

Each nominee listed above has consented to his nomination and is expected to stand for election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE.

Business Experience and Qualifications of the Directors and Director Nominees

Craig Dunham, 56, Director, invested in Dynasil and then joined the Company in October 2004 as President, CEO and a director. In May of 2011, Mr. Dunham retired from his management role at Dynasil and, subsequently, began serving as CEO of Applied Pulsed Power Inc., a pulsed power components and systems company near Ithaca, NY. Prior to joining Dynasil, he spent about one year partnering with a private equity group to pursue acquisitions of mid-market manufacturing companies. From 2000 to 2003, he was Vice President/General Manager of the Tubular Division at Kimble Glass Corporation. From 1979 to 2000, he held progressively increasing leadership responsibilities at Corning Incorporated in manufacturing, engineering, commercial and general management positions. At Corning, he delivered results in various glass and ceramics businesses including optics and photonics businesses. Mr. Dunham earned a B.S. in Mechanical Engineering and an M.B.A. from Cornell University. Mr. Dunham brings to the Board executive leadership, operations and management experience, business acumen, optics/photonics market knowledge and knowledge of the acquisitions process.

Lawrence Fox, 69, Director, has been a member of the Board since February 2011. Mr. Fox has served as a partner since 1976 and is former managing partner of Drinker Biddle & Reath LLP, where he specializes in securities and general commercial litigation and the counseling of law firms.  Currently, he is a visiting lecturer of law and the Crawford Lecturer at Yale Law School. From 2007 to 2010 he was a lecturer on law at Harvard Law School.  He was the I. Grant Irey, Jr. adjunct professor at Penn Law School from 2000-2008.  He is the author of a long list of articles that have appeared in regional and national publications, covering a wide variety of subjects with particular emphasis on ethical issues and has written numerous book chapters relating to internal investigations, sanctions, expert witnesses and other topics.  Mr. Fox currently serves as a director for Aberdeen The Chile Fund, Inc., Aberdeen The First Israel Fund, Inc., Aberdeen The Indonesia Fund, Inc., Aberdeen The Latin America Equity Fund, Inc., Credit Suisse High Yield Bond Fund, Inc. and Credit Suisse Asset Management Income Fund, Inc. He has a B.A. degree from the University of Pennsylvania and a LLB from the University of Pennsylvania Law School.  Mr. Fox brings extensive legal and corporate governance experience to the Board from his legal experience and previous Board positions which significantly expand the Board’s depth of corporate governance experience as we meet the rigorous NASDAQ requirements through his participation as chairman of the Governance/Nominating Committee and on the Audit Committee.

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William Hagan, Ph.D., 61, joined the Board of Directors in July of 2012. Dr. Hagan was the Acting Director of the Department of Homeland Security’s Domestic Nuclear Detection Office (DNDO) reporting to the Secretary of Homeland Security from December of 2009 until August of 2010. Before serving as Acting Director, Dr. Hagan was the DNDO’s Acting Deputy Director and Assistant Director for the Transformational and Applied Research Directorate during four years of service at DNDO. Prior to the DNDO, Dr. Hagan was a Senior Vice President at Science Applications International Corporation (SAIC). During a 30-year career at SAIC, his areas of emphasis included nuclear technology, telecommunications, optics, transportation, system integration, and technology assessments. Business roles included group leadership, mergers and acquisitions, venture capital investment, and business development. Dr. Hagan received a bachelor’s degree in Engineering Physics, a master’s degree in Physics, and a master’s degree in Nuclear Engineering from the University of Illinois at Urbana. He received his Ph.D. in Physics from the University of California at San Diego. Dr. Hagan brings a combination of experience in and understanding of commercial, government, and high technology business to his role on the Board and as chairman of the Compensation Committee.

Michael Joyner, M.D., 54, Director, has been a member of the Board since February 3, 2010. Dr. Joyner is a consultant in the Department of Anesthesiology at the Mayo Clinic in Rochester, MN, where has worked since the summer of 1987. From 1987-93 he was a resident and research fellow. In 1993, he was appointed Assistant Professor with promotion to Associate Professor in 1996 and Full Professor in 1999. Dr. Joyner is recognized with the distinction of the the Frank R. and Shari Caywood named Professorship (2009) and in 2010 he was named a Distinguished Investigator of the Mayo Clinic. From 2006-2010 he was Deputy Director for Research and Vice Dean at Mayo. He received his undergraduate (1981) and medical degrees (1987) from the University of Arizona and his research lab has been funded continuously by the NIH since the early 1990s. He holds important editorial positions for key journals, served as an NIH, NASA and DOD grant reviewer study, and he has received numerous national and international awards for his work on muscle blood flow and human physiology including a Fulbright Fellowship in 2011. A number of Dr. Joyner's former fellows now direct independent research programs in the United States, Canada, Europe and Japan. Dr. Joyner brings expertise on medical products, government contracts and the operations of some of our medical customers, as well as leadership experience at the Mayo Clinic to serve on the Compensation and Nominating/Governance committees.

David Kronfeld, 65, Director, has been a member of the board since February 3, 2010. Mr. Kronfeld founded JK&B Capital (JK&B) in 1996, a venture capital firm focused in the software, information technology and communications markets with over $1.1 billion of cumulative capital under management, where he continues to work. Mr. Kronfeld is an experienced venture capital investor and telecommunications industry executive with over 30 years of experience. Prior to forming JK&B, Mr. Kronfeld was a General Partner at Boston Capital Ventures (BCV) where he focused on making venture capital investments in telecommunications and software companies. Before joining BCV, Mr. Kronfeld was Vice President of Acquisitions and Venture Investments with Ameritech where he was responsible for directing venture capital investments in a broad array of telecommunications-related companies and all of Ameritech's mergers and acquisitions activities. In addition, Mr. Kronfeld was a Senior Manager at Booz Allen & Hamilton and a Systems Analyst at Electronic Data Systems (E.D.S.). He has served on four public company boards, thirty private company boards, and currently sits on the board of directors of NeuLion, Inc. and S.E.A. Medical Systems. Mr. Kronfeld earned a Bachelor of Science in Electrical Engineering with high honors and a Master of Science in Computer Science from Stevens Institute of Technology, and a Master of Business Administration from The Wharton School of Business. Mr. Kronfeld brings extensive venture capital experience in evaluating opportunities and managing portfolio businesses as well as multiple Board experiences which enable him to contribute to the Company’s Audit and Nominating/Governance Committees.

Peter Sulick, 62, Chairman, Interim CEO and President, joined the Board in June of 2008. Mr. Sulick is currently President and CEO of AmeriSite, LLC, a family-owned real estate development and investment company, which he founded in 1998. Mr. Sulick is the Executive Chairman of Prism Microwave, Inc. which provides RF conditioning products for the mobile wireless infrastructure industry. Prism was founded in 2008, Mr. Sulick became Chairman of the Board in June, 2009 and CEO in February 2011. Mr. Sulick's business background includes the founding of Independence Broadcasting Corporation, PowerFone Inc., SSPCS Corp. and AmeriSite, LLC. From 1985 until 2002, Mr. Sulick founded and led telecommunications companies that were later acquired by Nextel and T-Mobile and various radio broadcasting companies. In the early part of his career, Mr. Sulick was a principal financial officer for Cablevision Systems and has also held several senior-level financial positions at the Communications Operations Group of ITT. He began his career in the audit department at Arthur Andersen & Co, in New York City following graduate school. He is a certified public accountant who earned his MBA in finance from the University of Massachusetts and a B.S. in Business Administration from The Citadel. Mr. Sulick brings to the Board entrepreneurial skills, executive leadership and business and financial acumen to serve as Chairman and in his role as Interim CEO and President.

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How are directors compensated?

Directors’ Compensation

During Fiscal Year 2010, the Board engaged a Compensation Consultant to review the Company’s policy on Independent Director Compensation. Effective June 30, 2010 the Board approved the following Independent Director Compensation Program.

  The aggregate cost of independent director compensation (including the additional retainers described below) was determined by targeting a specified ratio of aggregate director cost to the Company’s total stockholder equity based on a review of this ratio for a select peer group of companies with similar size, product mix and growth prospects.
  To align the interests of the Directors with those of the stockholders, a minimum of 50% of the total compensation for each Director must be in the form of equity, with the remaining 50% to be paid in cash or equity, in any ratio, at the election of the Director.
  No director level benefits and/or special retirement programs are provided to Directors.
  The Company reimburses the normal and reasonable expenses incurred by Directors in the fulfillment of their Board responsibilities.
  The Chairman and Audit Committee Chairman are paid additional annual retainers of $20,000 and $10,000, respectively, in recognition of the added responsibility associated with these positions (with no additional retainers paid for chairing other standard committees).
  There are no initial sign-on bonuses or additional Board fees paid.

Upon the recommendation of the Compensation Consultant, the Compensation Committee and the full Board approved the aggregate independent director cost, based on the peer company data defined above, of $383,269 per year. After deduction of the $30,000 of retainers for the Chairman and Audit Committee Chairman, the remaining $353,269 of total director cost was evenly divided by the then current number of independent directors, which was five as of June 30, 2010, and the Board agreed to set the standard compensation for independent directors at $70,654 per year. This new rate was put into effect on July 1, 2010 to cover the eight months remaining through the next election of directors in February of 2011. For the 12 month period beginning at the annual Stockholders’ Meeting on February 1, 2011, six independent directors were elected to the Board, thus the standard compensation for the independent directors for the year was set at $58,878.

In February of 2012, the Board of Directors formed an Executive Committee of the Board of Directors to assist management with transactional issues. The committee’s original members were Mr. Sulick, Mr. Goldberg, Mr. Millerick and Mr. Ruggieri. Mr. Goldberg later resigned from this Committee. This committee was disbanded at the time of Mr. Ruggieri’s resignation in July of 2012. At that time, the Board approved additional compensation of $25,000, or $5,000 per month for Mr. Millerick’s service on this committee for the months of March through July of 2012.

In July of 2012, in response to Mr. Ruggieri’s resignation from his position as President and CEO of the Company, the Board of Directors appointed Mr. Sulick to the position of Interim President and CEO. At the time of his appointment, the Board voted to increase Mr. Sulick’s compensation by $10,000 for the month of July until which time a reasonable compensation plan could be approved. In July of 2012, the Board approved a compensation agreement for Mr. Sulick’s new role which is described in the narrative to the Summary Compensation Table below. Additionally, the Board determined that, while Mr. Sulick served as interim President and CEO, Mr. Sulick would not be paid as an independent director. Mr. Sulick’s compensation for his role as Interim President and CEO is detailed in the Executive Compensation section of this Proxy Statement.

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In December of 2012, the Board of Directors adopted a resolution stating that the Director Compensation Policy will be amended for the director compensation year beginning on February 1, 2013 to compensate each independent director at the fixed rate of $50,000 per year. The Chairman and Audit Committee Chairman will be paid additional annual retainers of $20,000 and $10,000, respectively, in recognition of the added responsibility associated with these positions, as prescribed in the 2010 Independent Director Compensation Program. As Mr. Sulick is currently Chairman, but is not currently an Independent Director, this retainer will not be paid.

Directors’ Compensation For Fiscal Year Ending September 30, 2012

	Fees Earned or Paid In
	Cash ($)	Stock Awards($)(1)(2)	Option Awards($)(3)(4)	All Other Compensation($)	Total($)
Name
Craig Dunham (5)	22,500				22,500
Lawrence Fox (6),(7)	19,626	19,627	19,626		58,879
Harvey Goldberg (6),(7),(8)	20,518	9,814	9,813		40,144
William Hagan (9)	2,453	7,360			9,813
Michael Joyner, M.D. (6),(7)	19,644	39,234			58,878
David Kronfeld (6),(7)		58,880			58,880
John Millerick (6),(10)	47,959	22,959			70,919
Peter Sulick (6),(7),(11)	61,246	41,105			102,351

(1) Represents the aggregate grant date fair value of the stock awards received by the director during fiscal 2012 determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 11 to our audited financial statements for the fiscal year ended September 30, 2012 included in our Annual Report on Form 10-K filed with the SEC on January 15, 2013.

(2) As of September 30, 2012, Mr. Dunham, Mr. Fox, Dr. Hagan, Dr. Joyner, Mr. Kronfeld and Mr. Millerick held no shares of restricted stock. Mr. Sulick held 100,000 shares of restricted stock, of which 12,500 shares are vested and the remaining 87,500 shares will vest in 12,500 share installments at the end of each subsequent quarter through June 30, 2014.

(3) Represents the aggregate grant date fair value of the option awards received by the director during fiscal 2012, determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 11 to our audited financial statements for the fiscal year ended September 30, 2012 included in our Annual Report on Form 10-K filed with the SEC on January 15, 2013.

(4) As of September 30, 2012: Mr. Dunham, Dr. Hagan, Dr. Joyner and Mr. Millerick held no stock options; Mr. Kronfeld held 63,951 stock options, Mr. Fox held 21,980 stock options, and Mr. Sulick held 355,000 stock options, all of which are vested. Mr. Goldberg’s 21,980 options to purchase stock were cancelled subsequent to his departure of May 31, 2012.

(5) Mr. Dunham is considered a Non-Independent, Non-Employee Director and is compensated in cash at the rate of $2,500 per meeting.

(6) For the director compensation year beginning February 2012, all six independent directors were asked to specify whether they wish to receive the equity portion of their director compensation and any equity portion of the electable 50% of their compensation in common stock grants or stock options. Mr. Sulick, Mr. Kronfeld, Dr. Joyner and Mr. Millerick chose to receive stock grants, which were issued on February 1, 2012 at the grant date closing market price of $2.02 per share. Mr. Fox and Mr. Goldberg chose to receive options to purchase stock, which were issued on February 1, 2012 with an exercise price of $3.03 per share, 50% above the grant date market price of $2.02 per share, with a five year term all of which options were fully vested. In regards to the 50% of their compensation for which Directors may elect cash or equity, Mr. Fox, Mr. Goldberg, Mr. Sulick, and Mr. Millerick elected to take this amount entirely in cash. Dr. Joyner elected to take two-thirds of the amount in cash and the remainder in shares of common stock at the February 1, 2012 grant date closing market price of $2.02 per share. Mr. Kronfeld elected to take the entire amount in stock, at the February 1, 2012 grant date closing market price of $2.02 per share.

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(7) For the director compensation period of March 2011 through January 2012, all six independent directors were asked to specify whether they wish to receive the equity portion of their director compensation and any equity portion of the electable 50% of their compensation in common stock grants or stock options. All six outside directors chose to receive stock grants, which were issued on March 1, 2011 at the grant date closing market price of $4.75 per share. In regards to the 50% of their compensation to which Directors may elect cash or equity, Mr. Goldberg, Mr. Sulick, and Mr. Ursprung (who retired from the Board effective June 30, 2011) elected to take this amount entirely in cash. Dr. Joyner elected to take two-thirds of the amount in cash and the remainder in shares of common stock at the March 1, 2011 grant date closing market price of $4.75 per share. Mr. Fox and Mr. Kronfeld elected to take the entire amount in stock, at the March 1, 2011 grant date closing market price of $4.75 per share.

(8) Mr. Goldberg resigned from the Board effective May 31, 2012. Mr. Goldberg’s 21,980 options to purchase stock were cancelled subsequent to his departure.

(9) Dr. Hagan was elected to the Board on July 30, 2012. The equity portion of his director compensation for the period of August 1, 2012 through January 31, 2013, as well as 50% of his electable portion of his compensation for the same period, was paid in a stock grant, which was issued at the July 30, 2012 grant date closing price of $1.08. Dr. Hagan elected to take remaining 50% of the electable portion of his compensation in cash.

(10) Mr. Millerick was compensated $25,000 for five months of service on the Executive Committee of the Board, beginning in March of 2012, in addition to his compensation for serving as a director and the chairman of the Audit Committee.

(11) Mr. Sulick’s role in the Office of the Chairman began on December 1, 2010 and continued until December 31, 2011, for which he received an additional $10,000 in cash compensation each month. Mr. Sulick became a non-independent, employee director on July 6, 2012 and the Board determined that, while Mr. Sulick served as interim President and CEO, Mr. Sulick would not be paid as an independent director.

CORPORATE GOVERNANCE

Director Independence

The Board has determined that all directors and nominees for director, other than Mr. Dunham and Mr. Sulick, are independent under the NASDAQ and SEC rules, based on information known to the Company and on the annual questionnaire completed by each director.

Board Leadership Structure

The Company has historically had different persons serving in the offices of Chairman of the Board and Chief Executive Officer (CEO), although it has no formal policy requiring that structure. As Mr. Sulick is currently serving both of these roles on an interim basis, Mr. Millerick has served as independent lead director from July of 2012 until January of 2013. On January 14, 2013, Dr. Hagan was elected to the position of Lead Director. The responsibilities of the lead director include chairing the Executive Committee, setting the Board's agenda in collaboration with the CEO, providing guidance to the CEO, acting as a regular communication channel between the Board and CEO, presiding over executive sessions of the Board to review the Company's performance and management effectiveness, coordinating the activities of the independent directors, reviewing the activities and effectiveness of the Board committees, and evaluating the need for any changes. The Board believes that having a separate Chairman or lead director allows the CEO to focus principally on managing the Company, which adds value to the Company’s senior management team and operating business units, enhances Board involvement and communications among the independent directors, and ensures consistent Board leadership during any CEO transition.

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Board’s Role in Risk Oversight

The Company’s business involves many operational and financial risks, which management and the Board seek to mitigate through careful planning and execution. Assessing and managing risk is primarily the responsibility of the Company’s management. However, the Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors provides oversight by receiving reports from management in Board meetings and conference calls, as well as through periodic management reports. These include reports on the market environment and strategic situation, customer sales results and forecasts, availability of raw materials and components, product development, liquidity, and overall financial performance and forecasts. Board members have the opportunity to provide input and direction to management on managing risks on a current basis, either directly or through the Chairman. In order to ensure that longer term risks are also considered in a timely and consistent matter, each year the full Board reviews and approves a budget that is used by management throughout the year. The Chairman oversees the Company’s business activities, including its management of operational risks, between meetings of the Board. The Audit Committee has responsibility for overseeing the Company’s internal financial and accounting controls. As such, the Audit Committee regularly discusses with management and the Company’s independent registered public accounting firm the Company’s major financial and controls-related risk exposures and the steps that management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Company believes that Board leadership by an independent lead director or chairman enhances the Board’s ability to oversee the Company’s operational and financial risks.

Board Meetings

During the fiscal year ended September 30, 2012, the Board of Directors held a total of nine meetings. Mr. Dunham, Mr. Goldberg, Dr. Hagan, Mr. Millerick, Mr. Ruggieri and Mr. Sulick attended all fiscal year 2012 meetings during their respective terms on the Board. Dr. Entine, Mr. Fox, Dr. Joyner and Mr. Kronfeld were excused from one of the Board meetings each during their respective terms. The Board regularly holds sessions at which only independent directors are present, including a portion of each quarterly meeting. All Board members are expected to attend the annual meeting of stockholders, subject to special circumstances. All of the Board members attended the annual meeting of stockholders on February 16, 2012.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, all the members of which are independent, as defined by Securities and Exchange Commission rules and NASDAQ Global Market listing standards, as applicable. In addition to the meetings described below, the members of each committee communicate regularly amongst themselves and with management on Company matters. It is anticipated that the Board will adjust committee assignments following the March Annual Meeting.

Each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee operates under a written charter that is available on the Company’s web site: http://phx.corporate-ir.net/phoenix.zhtml?c=114137&p=irol-govhighlights.

Compensation Committee. The Compensation Committee is responsible for negotiating and approving salaries and employment agreements for officers of the Company. During 2012, the committee consisted of Mr. Goldberg, Mr. Kronfeld and Dr. Joyner until June 1, 2012 when, upon Mr. Goldberg’s departure, Mr. Millerick was added to the Committee and Dr. Joyner became chairman of the committee. Dr. Hagan replaced Dr. Joyner as chairman of the Committee in July of 2012. Current compensation practices are outlined in the Director Compensation and Executive Compensation sections of this proxy statement. There were five Compensation Committee meetings in fiscal 2012. Each of the committee members attended all of the meetings held during their tenure on the committee.

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Generally all executive officer and director compensation programs of the Company are subject to the review and approval of the Compensation Committee, which also reviews and determines the base salary and incentive compensation of the executive officers, as well as grants of equity compensation to all employees. The Chief Executive Officer provides a compensation recommendation for each executive officer (other than himself), which the Compensation Committee considers in making its decisions. Compensation decisions are made throughout the year as circumstances warrant. All compensation actions taken by the Compensation Committee are reported to the full Board of Directors, and certain actions are subject to the approval of the Board, excluding management directors. The Compensation Committee has used a compensation consultant to provide comparable market data as well as compensation advice in setting executive and director compensation and policies. The Compensation Committee also reviews and makes recommendations to the Board on director compensation and equity awards.

Audit Committee. Mr. Sulick served as the Audit Committee Chairman and its “Audit Committee Financial Expert” until February 29, 2012, when Mr. Millerick was elected to the Board and he assumed the role of Audit Committee Chairman and Financial Expert. During fiscal year 2012, the Audit Committee was comprised of Messrs. Sulick, Goldberg and Fox until February 29, 2012, when Mr. Millerick replaced Mr. Fox on the committee. Mr. Fox then returned to the Audit Committee on June 1, 2012 when he replaced Mr. Goldberg. On June 28, 2012, Dr. Joyner replaced Mr. Sulick on the committee. The Audit Committee is responsible for reviewing reports of the Company's financial results, audits, internal controls, and adherence to its Business Conduct Guidelines, compliance with federal procurement and other laws and regulations, and other matters. The Audit Committee recommends to the Board of Directors the selection of the Company's outside auditors, reviews their procedures for ensuring their independence with respect to the services performed for the Company and approves their compensation. There were thirteen Audit Committee meetings in fiscal year 2012. Mr. Sulick and Mr. Millerick attended all meetings during their tenure on the committee. Mr. Fox was excused from one meeting and Dr. Joyner from two.

The Audit Committee is composed of outside directors who are not officers or employees of the Company. The Board has determined that these directors are all independent under applicable NASDAQ and SEC rules.

The Nasdaq continued listing standards require the Company to have a minimum of three members on the Audit Committee, subject to a period of no greater than one year to cure any non-compliance due to a vacancy. Following Mr. Millerick’s departure from the Board of Directors, as of the annual meeting of stockholders, the Company may need to avail itself of the cure period as set forth in Nasdaq Rule 5605(c)(4). The Company is currently evaluating existing and possible new members of the board of directors to fill this anticipated vacancy on the Audit Committee.

Nominating and Governance Committee: During 2012, the Nominating and Governance Committee was chaired by Mr. Fox and comprised of Mr. Sulick and Dr. Joyner until June 29, 2012 when Mr. Kronfeld replaced Mr. Sulick on the committee. Nominations for the March 5, 2013 Annual Stockholders Meeting to which this Proxy Statement relates were developed by this committee and approved by the full Board on January 14, 2013. There were two Nominating and Governance Committee meetings in fiscal 2012 and all committee members attended both meetings.

Director Nominations

Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the ability to nominate directors, the Nominating and Corporate Governance Committee is responsible for (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and (ii) recommending to the Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. Director nominees are considered for recommendation by the Nominating and Corporate Governance Committee in accordance with these Guidelines, the policies and principles in its charter and the criteria set forth in the Corporate Governance Guidelines, as outlined below. It is expected that the Nominating and Corporate Governance Committee will have direct input from the Chairman of the Board, the Chief Executive Officer and, if one is appointed, the Lead Director.

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Criteria for Nomination as a Director

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.
3.	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.
4.	Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.
5.	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.
6.	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

Application of Criteria to Existing Directors

The re-nomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Corporate Governance Committee shall consider the existing directors’ performance on the Board and any committee, which shall include consideration of the extent to which the directors undertook continuing director education.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

The Nominating and Governance Committee’s process for evaluating nominees for director, including nominees recommended by stockholders, is to consider their skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience, and other relevant criteria as they may contribute to the Company’s success. This evaluation is performed in light of the Committee’s views as to what skill set and other characteristics would most complement those of the current directors, including the diversity (principally, of education and backgrounds), age, skills and experience of the Board as a whole.

In order to recommend a candidate for consideration by the Nominating and Governance Committee, a stockholder must provide the Committee with the candidate's name, background and relationship with the proposing stockholder, a brief statement outlining the reasons the candidate would be an effective director of the Company and information relevant to the considerations described above. Such information should be sent to the Nominating and Governance Committee of Dynasil Corporation of America, 44 Hunt Street, Watertown, MA 02472; Attn: Corporate Secretary. The Nominating and Governance Committee may seek further information from or about the candidate, or the stockholder making the recommendation, including information about all business and other relationships between the candidate and the stockholder.

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REPORT OF THE AUDIT COMMITTEE OF DYNASIL CORPORATION OF AMERICA

January 13, 2013

To the Board of Directors of Dynasil Corporation of America:

We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended September 30, 2012.

We have discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board.

We have received and reviewed the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board, and have discussed with the independent accountants the accountants’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

By: /s/ John Millerick

John Millerick, Chairman

By: /s/ Lawrence Fox

Lawrence Fox

By: /s/ Michael Joyner

Michael Joyner, M.D.

Audit Committee

Dynasil Corporation of America

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EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (4)(5)	Option Awards ($)	All Other Compensation ($) (6)(7)(8)	Total ($)

Peter Sulick (1)	2012	37,816		216,000		142,351	396,167
Chairman, Interim
President and CEO

Richard Johnson	2012	184,948					184,948
Chief Financial Officer	2011	162,346	22,000				184,346

Steven Ruggieri (2)	2012	220,678				45,833	266,511
Former President and	2011	114,583	50,000	1,407,000			1,571,583
CEO

Gerald Entine (3)	2012	54,167				276,288	330,455
Former President,	2011	325,000				28,960	353,960
RMD, Inc.

(1) Mr. Sulick has served as the Company’s Interim President and CEO since July 6, 2012. Amounts listed under the Salary column for Mr. Sulick represent compensation of $16,573 per month from this date through September 30, 2012.

(2) Mr. Ruggieri resigned as President and CEO effective as of July 6, 2012.

(3) Pursuant to a Separation Agreement, dated November 11, 2011, Dr. Entine’s employment with the Company was terminated effective November 30, 2011.

(4) Represents the aggregate grant date fair value of the restricted stock awards received by the executive officer during the year indicated, determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote [11] to our audited financial statements for the fiscal year ended September 30, 2012 included in our Annual Report on Form 10-K filed with the SEC on January 15, 2013.

(5) Peter Sulick’s stock awards represent a fully vested stock award of 100,000 shares issued on July 30, 2012 in compensation for his assumption of the role of Interim CEO and President, as well as a restricted stock award of 100,000 shares which was granted to him on July 30, 2012 and will vest quarterly over a two year period while Mr. Sulick remains Chairman of the Board. Mr. Sulick’s 125,000 unvested stock options were cancelled on July 30, 2012. Steven Ruggieri’s stock awards represent the signing/retention bonus of 350,000 shares of restricted stock which was granted to him on May 2, 2011. The first 100,000 shares of this grant, with an original grant date fair value of $402,000, vested according to the schedule prescribed in his employment agreement over Mr. Ruggieri’s tenure with the Company. The remaining 250,000 shares, with an original grant date fair value of $1,005,000, were cancelled and will not vest due to Mr. Ruggieri’s resignation on July 6, 2012.

(6) Peter Sulick will receive $40,000 for tax reimbursements in fiscal year 2013 in connection with the stock grants issued on July 30, 2012. Mr. Sulick also received $102,351 in director compensation for the period prior to his appointment as interim CEO and President. Mr. Sulick’s director compensation consisted of $61,246 in cash and $41,105 was in stock awards, as set forth in the Directors’ Compensation Table For Fiscal Year Ending September 30, 2012 Table above.

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(7) Steven Ruggieri received $45,833 in severance pay during fiscal year 2012, as prescribed in his employment agreement.

(8) Gerald Entine received $270,833 in severance pay during fiscal year 2012 as prescribed by a separation agreement with the Company dated November 22, 2011, as previously reported in a Current Report on Form 8-K filed on November 29, 2011. Additionally, as per the terms of Dr. Entine’s employment agreement, prior to his separation from the Company, he received $5,455 in fiscal year 2012 and $28,960 in fiscal year 2011 in other compensation for home office and leased car expenses.

Executive Officer Employment Agreements

In his role as Interim President and CEO, Mr. Peter Sulick receives cash compensation equal to $13,268 per month. Additionally, Mr. Sulick was granted 100,000 shares of the Company’s common stock on July 30, 2012 as compensation for assuming the interim role and in 2013 will receive a lump sum cash payment of $40,000 to address tax liability in connection with such stock award. Mr. Sulick will also receive an additional 25,000 shares of common stock to be awarded quarterly, beginning on January 1, 2013, while he continues in the interim position.

Mr. Thomas C. Leonard joined the Company on January 14, 2013. He will become Chief Financial Officer on February 4, 2013. Under Mr. Leonard’s employment letter, dated January 4, 2013, he will earn an annual base salary of $185,000, which is subject to periodic review and adjustment. Beginning with the current fiscal year, Mr. Leonard will be eligible to earn an annual cash performance bonus of up to twenty (20%) percent of his base salary. On January 14, 2013, Mr. Leonard was granted a time-vested restricted stock award of 100,000 shares of the Company’s stock. The shares in this grant will vest in four equal annual increments, beginning with the grant date, provided that he is employed with the Company continuously through the applicable vesting date. Mr. Leonard’s Employment Letter specifies that his employment is at-will employment. If Mr. Leonard is terminated without Cause, and provided he first deliver to the Company an irrevocable separation agreement, he will be entitled to a severance payment of (i) three months of his then-current base salary if the termination occurs between ninety (90) days and 18 months after January 14, 2013; or (ii) six months of his then-current base salary if the severance occurs after 18 months from his date of employment. Mr. Leonard is also eligible to participate in the Company’s standard employee benefit programs at the corporate office location, including medical, dental, life and disability insurance and participation in a 401K plan. Mr. Leonard is also subject to certain non-solicitation covenants for twelve months following termination of employment and non-competition covenants for six months following termination of employment in accordance with Dynasil’s standard executive arrangements.

Mr. Richard A. Johnson joined the Company in November of 2009. He will be leaving the Company on February 4, 2013. Mr. Johnson’s compensation package for Fiscal Year 2011 included an annual salary of $165,000, eligibility for a target bonus payout of 33% of base pay per fiscal year based on accomplishment of specific goals and receipt of standard Dynasil benefits and expense reimbursements. Mr. Johnson’s annual salary was increased to $180,000 on December 1, 2011.

Mr. Steven K. Ruggieri began his employment with Dynasil on May 2, 2011, as per the terms of his Employment Letter and assumed the role of President on May 17, 2011. Under the Employment Letter, Mr. Ruggieri earned an annual base salary of $275,000. On May 2, 2011, Mr. Ruggieri received a cash bonus of $50,000 and was granted a time-vested restricted stock award of 350,000 shares of the Company’s common stock. The shares in this grant were to vest in eight increments, provided that he was employed with the Company continuously through the applicable vesting date. Mr. Ruggieri resigned from the Company on June 27, 2012 and the Board accepted his resignation, effective July 6, 2012, at which point, 250,000 shares of this restricted stock grant had not yet vested and were cancelled. Mr. Ruggeri’s Separation Agreement provided for severance benefits which included (i) three months of base salary; (ii) a payment of prorated earned bonus should any bonuses be awarded to the Dynasil C-Level staff for fiscal year 2012; (iii) continued payment of the regular employer contribution toward the premiums for group health and dental insurance plans during the three-month severance period. Mr. Ruggieri is also subject to certain non-solicitation covenants for twelve months following termination of employment and non-competition covenants for six months following termination of employment in accordance with Dynasil’s standard executive arrangements.

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On November 22, 2011 Dynasil and Dr. Entine entered into a separation agreement pursuant to which Dr. Entine’s employment with Dynasil terminated effective November 30, 2011. In exchange for severance pay equal to Dr. Entine’s current annual base salary of $325,000 and the continuation of health and dental benefits for one year, Dr. Entine has agreed to certain non-compete and non-solicitation covenants expiring on December 31, 2012 and a standstill agreement expiring on September 30, 2012. For more information regarding Dr. Entine’s separation arrangement, see “Related Party Transactions” below.

Outstanding Equity Awards at Fiscal 2012 Year-End

	Option Awards				Stock Awards
	Number of Securities				Number of	Market Value of
	Underlying Unexercised		Option	Option	Shares or Units of	Shares or Units of
	Options (#)		Exercise	Expiration	Stock That Have	Stock That Have
Name	Exercisable	Unexercisable	Price	Date	Not Vested (#)	Not Vested ($)(1)

Peter Sulick	80,000	--	$3.08	6/10/2013	87,500	140,000
	275,000		$4.00	10/12/2014

Richard Johnson	20,000	--	$4.06	11/28/2012	--	--

Steven Ruggieri	--	--	--	--	--	--

Gerald Entine	--	--	--	--	--	--

(1)	Calculated by multiplying the number of shares of restricted stock by the closing price of Dynasil’s common stock on the NASDAQ Global Market on September 30, 2012 ($1.60).

(2)	Mr. Sulick’s unvested restricted stock will vest in 12,500 share installments at the end of each subsequent quarter through June 30, 2014.

Option Grants in Last Fiscal Year

During the year ended September 30, 2012, 43,960 stock options were granted at an exercise price of $3.03 per share and with a total value of $58,876. These stock options were granted to directors as equity compensation.

Related Party Transactions

During both of the years ended September 30, 2012 and 2011, building lease payments of $114,000 were paid to Optometrics Holdings, LLC in which Laura Lunardo, Optometrics’ COO has a 50% interest.

During the years ended September 30, 2012 and 2011, building lease payments of $852,901 and $829,557 were paid to Charles River Realty, dba Bachrach, Inc., which is owned by Gerald Entine and family. Dr. Entine is a former director and employee of the Company, as well as a greater than 5% beneficial owner of the Company’s stock. In addition, building maintenance and repair costs totaling $0 and $651,437 for the years ended September 30, 2012 and 2011 were paid to Bachrach, Inc.

On November 22, 2011 the Company and Dr. Entine entered into a separation agreement pursuant to which Dr. Entine's employment with the Company terminated effective November 30, 2011. In exchange for severance pay equal to Dr. Entine's current annual base salary of $325,000 and the continuation of health and dental benefits for one year, Dr. Entine agreed to certain non-compete and non-solicitation covenants expiring on December 31, 2012 and a standstill agreement expiring on September 30, 2012. In addition, Dr. Entine agreed to cause his real estate company, which serves as the Company's landlord with respect to its offices in Watertown, Massachusetts, to contribute $52,000 in cash and $75,000 in rental credits to the Company for certain lease improvements.

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On February 27, 2012, Dr. Entine, a former owner of RMD Instruments, LLC, which the Company acquired in 2008 for a combination of cash and shares of Dynasil common stock, exercised a Put Right to require the Company to repurchase 928,773 shares of Dynasil common stock issued to him as partial consideration for the transaction at a repurchase price of $2.00 per share (the "Put Right") and held by Dr. Entine and certain affiliates (“Entine”). This put obligation was repaid in full in August 2012 as disclosed in Note 9 of our audited financial statements.

On December 6, 2012, the Company (Lessee), through its wholly-owned subsidiaries, Dynasil Products and RMD, entered into an Omnibus Amendment (the “Amendment”) to Leases for two leases with Charles River Realty, d/b/a Bachrach, Inc. (Lessor), an entity affiliated with Dr. Entine. As a result of the Amendment, the leases, which were scheduled to expire June 30, 2013, became month-to-month tenancies and will continue until terminated by either the Lessor or the Lessee. Such month-to-month tenancies may be terminated by Lessor upon not less than three years' prior written notice to Lessee and may be terminated by Lessee upon not less than six months' prior written notice to Lessor. Additionally, the monthly base rent applicable to Dynasil Products was set at its current rate of $14,938 and the monthly base rent applicable to RMD was set at its current rate of $58,935, with both amounts subject to an annual 4% increase on July 1.

Prior to joining the Board of Directors in July of 2012, Dr. Hagan was providing consulting services to RMD through his consulting company, Hagan & Associates LLC (“H&A”). During the years ended September 30, 2012 and 2011, H&A was paid $73,134 and $18,863 in fees. This consulting arrangement is expected to continue into the future.

In 2012, the Company was awarded grants from the National Institutes of Health and the Department of Defense to develop new and improved monitors to detect blood loss and potentially fatal hemorrhage in human trauma victims. The Company has used the Mayo Clinic in Rochester, Minnesota as its primary subcontractor to conduct animal and human trials with respect to these grants. Dr. Michael J. Joyner of the Mayo Clinic is a co-investigator under these grants. He is also a member of the Company's Board of Directors and Audit Committee. To date, the Mayo Clinic has received approximately $50,000 under these grants. A small fraction of Dr. Joyner’s Mayo salary is charged to these grants. The subcontract awards to, and the work performed by, the Mayo Clinic are administered by the Mayo Foundation for Medical Education and Research and adheres to the approval and conflicts-of-interest policies of both the Mayo Clinic and the Company. The intellectual property rights to certain of the technologies purchased by the Company in April 2011 when it established Dynasil Biomedical and acquired intellectual property assets from Dr. Daniel Ericson are jointly owned with the Mayo Clinic or persons affiliated with the Mayo Clinic. Specifically, Dynasil Biomedical's blood storage technology was invented by Dr. Daniel Ericson and Dr. Michael Joyner. Dr. Ericson assigned his ownership rights to such technology to Dynasil Biomedical and because Dr. Joyner is an employee of the Mayo Clinic his ownership rights in such technology are assigned to the Mayo Clinic. In April 2011, the Mayo Foundation for Medical Education and Research and Dynasil Biomedical entered into an Inter-Institutional Agreement, which sets forth the terms on which the parties may work together to seek to commercialize this technology.

Equity Compensation Plan Information

The Company adopted Stock Incentive Plans in 1996 and 1999 that permit, among other incentives, grants and options to officers, directors, employees and consultants to purchase up to 3,750,000 shares of the Company’s common stock.  At the February 3, 2010 Annual Meeting, a new Stock Incentive Plan was adopted by the shareholders which permits up to 6,000,000 shares of the Company’s common stock to be purchased through this plan.  At September 30, 2012, 4,289,436 shares of common stock are available for issuance under the plan in addition to the number of stock options outstanding. Options are generally exercisable at or above the common stock’s fair market value on the date of grant over a three to five-year period.  For the 2010 plan to date, options have been granted at exercise prices ranging from $3.58 to $7.32 per share.  On September 30, 2012, 794,483 options were outstanding.

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Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights ( a )	Weighted-average exercise price of outstanding options, warrants and rights ( b )	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column ( a ) - ( c ))
Equity compensation plans approved by security holders	794,483	$3.34	4,483,200
Equity compensation plans not approved by security holders	none	none	none

(1) Includes 4,289,436 shares of common stock available for issuance in the 2010 Stock Incentive Plan and 193,764 shares of common stock available for issuance under the Amended and Restated Employee Stock Purchase Plan.

Additional information regarding the securities authorized for issuance under equity compensation plans are set forth in Note 11 to the Consolidated Financial Statements of the Company’s Annual Report on Form 10-K and is hereby incorporated by reference.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Change in Independent Registered Public Accounting Firm

On February 23, 2012, the Audit Committee approved the engagement of McGladrey LLP (“McGladrey”) as our independent registered public accounting firm for the fiscal year ending September 30, 2012 (fiscal 2012) and dismissed Haefele, Flanagan & Co., p.c. (“Haefele Flanagan”), which had served as our independent registered public accounting firm since fiscal 1999, including fiscal years 2010 and 2011. Haefele Flanagan’s audit reports on our consolidated financial statements for fiscal 2010 and 2011 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During those fiscal years and through the date hereof, there was no disagreement between us and Haefele Flanagan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Haefele Flanagan, would have caused Haefele Flanagan to make reference to the subject matter of the disagreement in its audit report; and there were no reportable events, as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

One or more representatives of McGladrey will be available by telephone at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

Although ratification by our shareholders is not required by our by-laws or otherwise, the Audit Committee believes that it is appropriate to seek shareholder ratification of this appointment in light of the critical role played by the independent registered public accounting firm. In the event this ratification is not received, the Audit Committee will reconsider the selection of McGladrey.

Accountants Fees

McGladrey LLP was our independent registered public accounting firm for fiscal 2012. Haefele, Flanagan & Co., p.c. was our independent registered public accounting firm for fiscal 2011. The fees we paid to McGladrey LLP in fiscal 2012 and to Haefele, Flanagan & Co., p.c. in fiscal 2012 and 2011 were as follows:

(a)   Audit Fees

The aggregated fees billed or to be billed by McGladrey for professional services rendered for the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K for the year ended September 30, 2012, the review of the consolidated financial statements included in the Company’s Quarterly Reports on form 10-Q for the quarters ended March 31, 2012 and June 30, 2012, and out-of-pocket expenses are $259,854.

The aggregate fees billed or to be billed for professional services rendered by the Haefele, Flanagan & Co., p.c. for the review of the financial statements included in the Company’s Forms 10-Q for the quarter ended December 31, 2012 are $12,500.

The aggregate fees billed or to be billed for professional services rendered by the Haefele, Flanagan & Co., p.c. for the audit of the Company’s annual financial statements for the fiscal year ended September 30, 2011 and the reviews of the financial statements included in the Company’s Forms 10-Q during those fiscal years are $157,000.

 (b)  Audit Related Fees

The Company incurred no “audit related” fees for the fiscal year ended September 30, 2012. The aggregate fees billed or to be billed for professional services rendered by Haefele, Flanagan & Co., p.c. for “audit related” fees for the fiscal year ended September 30, 2011 was $31,875.

(c)   Tax Fees

During fiscal year 2012, the Company incurred no fees for professional services rendered by McGladrey LLP for tax compliance, tax advice and tax planning. During fiscal year 2011, the Company incurred fees of $59,670 for professional services rendered by the Company’s principal accountant, Haefele, Flanagan & Co., p.c., for tax compliance, tax advice and tax planning.

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(d)  All Other Fees

The Company incurred fees of $7,500 for other fees for services provided by McGladrey during fiscal year 2012. The Company incurred no fees for other fees for services by the Company’s principal accountant during fiscal year 2011.

(e) Pre-approval Policies and Procedures

The Board of Directors has adopted a pre-approval policy requiring that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  All auditor fees were pre-approved during fiscal years 2012 and 2011.

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PROPOSAL 3

ADVISORY VOTE REGARDING EXECUTIVE OFFICERS’ COMPENSATION

This proposal, commonly known as “Say on Pay,” asks the stockholders to approve, on an advisory basis, the compensation of the Company’s executive officers as described under “Executive Compensation” on pages 16 to 18 of this proxy statement. The Company intends to submit its executive compensation to an advisory vote every two years, consistent with the advisory vote of the Company’s stockholders at the annual meeting of stockholders held on February 1, 2011.

The compensation paid to the Company’s executive officers is intended to align their interests with the long-term interests of the Company’s stockholders and is based on a pay-for-performance philosophy. It is straightforward, consisting principally of salary, which must be competitive to retain the skills and experience of excellent employees, annual bonus to reward strong performance, and equity compensation to encourage long-term commitment and team performance. Not all elements may be provided every year, depending on the performance of the Company and the executive. The Board believes that the executives’ compensation met the Company’s goals and that it should be approved by the stockholders.

The vote solicited by this proposal is advisory and its outcome will not be binding on the Board nor require the Board to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board, or creating or implying any additional fiduciary duty of the Board. However, the Board expects to take into account the outcome of this vote when considering future executive compensation arrangements for the Company’s executive officers.

The proposal will be considered approved at the annual meeting if more votes are cast in favor than against. Abstentions and broker non-votes will not count as votes cast for or against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons owning more than 10% of the Company’s registered equity securities to file with the Securities and Exchange Commission reports of their initial ownership and of changes in their ownership of the Company’s equity securities and to provide the Company with copies of all Section 16(a) reports they file.

Based on a review of the reports filed by such persons with respect to the Company’s last fiscal year, the Company believes that all its executive officers and directors have complied with the Section 16(a) filing requirements, except for Form 4 filings in connection with one transaction each for Dr. William Hagan and Mr. Steven Ruggieri and two transactions for Mr. Peter Sulick, which were late due to administrative oversights and included a total of 20,444 shares paid for Directors compensation to Dr. Hagan, 250,000 shares of forfeited restricted stock which were cancelled at the time of Mr. Ruggieri’s departure from the Company’s employ, 41,871 stock options belonging to Mr. Sulick that expired and 41,205 shares issued as the result of a net exercise of 138,373 stock options by Mr. Sulick.

OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting of Stockholders other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Stockholder Proposals for the Annual Meeting. Stockholders interested in submitting a proposal for consideration at the Company's annual meeting of stockholders in 2014 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion in the Company’s proxy materials for the annual meeting in 2014, stockholder proposals must be received by the Company's Corporate Secretary no later than September 20, 2013. A stockholder who wishes to make a proposal at the 2014 annual meeting, but does not wish to have the proposal included in the proxy statement for that meeting, must give notice of the proposal to us no later than December 4, 2013, in order for the notice to be considered timely under Rule 14a-4(c) of the SEC.

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Stockholder Communications to the Board. Stockholders interested in communicating to the Dynasil Board of Directors may do so through the Dynasil website, www.Dynasil.com, by clicking on “Contact” and then “Request Information”. All communications from stockholders to Board members (other than communications soliciting the purchase of products and services) will be promptly relayed to the Board members to whom the communications are addressed.

Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By order of the Board of Directors:

Patricia M. Kehe, Corporate Secretary

January 18, 2013

Watertown, Massachusetts

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PROXY FORM	DYNASIL CORPORATION OF AMERICA	PROXY FORM

Annual Meeting of Stockholders - To Be Held March 5, 2013 at 10:00 AM local time at 44 Hunt Street, Watertown, MA.

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) PETER SULICK and THOMAS LEONARD or either of them, as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Dynasil Corporation of America that the undersigned would be entitled to cast if personally present at the Annual Meeting of Stockholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE BELOW LISTED PERSONS AS A DIRECTOR AND PROPOSALS TWO AND THREE.

Please date, sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on March 5, 2013:

This Proxy Statement and the Annual Report are available to the Company’s stockholders electronically via the Internet at http://phx.corporate-ir.net/phoenix.zhtml?c=114137&p=irol-irhome.

Director Nominees: (1) Craig Dunham, (2) Lawrence Fox, (3) William Hagan, (4) Michael Joyner, (5) David Kronfeld, and (6) Peter Sulick

The Board of Directors Recommends a Vote For Each of the Directors Listed in Proposal One and For Proposal Two:

(1)	ELECTION OF DIRECTORS: Craig Dunham, Lawrence Fox, William Hagan, Michael Joyner, David Kronfeld, Peter Sulick

FOR ☐	WITHHOLD ☐	Withhold authority to vote for the individual ☐
all nominees (except as	authority to vote for all	nominees(s) identified in the space provided below:
marked to the contrary)	nominees
_________________________________________

	FOR	AGAINST	ABSTAIN

(2) To ratify the appointment of McGladrey LLP as the Company’s	☐	☐	☐
independent registered public accounting firm for the 2013 fiscal year.

(3) To approve, on an advisory basis, the Compensation of the Company’s	☐	☐	☐
Named Executive Officers.

SIGNATURE _______________________________________DATE __________________	[name of shareholder 1]
[name of shareholder 2]
[address of shareholder]
SIGNATURE _______________________________________DATE __________________	[city, state, zip]

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